UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 9, 2025

DOGWOOD THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39811	85-4314201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Milton Avenue Alpharetta, GA	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (866) 620-8655

(Former name or former address, if changed since last report): N/A

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	DWTX	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company       ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 7.01	Regulation FD Disclosure.

On October 9, 2025, the Company posted a presentation to its website that may be used by the Company from time to time with investors, analysts, collaborators, vendors or other third parties. A copy of the presentation is furnished as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in the presentation attached as Exhibit 99.1 to this Current Report on Form 8-K is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
99.1	Presentation, dated October 9, 2025 (furnished herewith).
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOGWOOD THERAPEUTICS, INC.

	By:	/s/ Angela Walsh
	Name:	Angela Walsh
	Title:	Chief Financial Officer, Corporate Secretary and Treasurer
October 9, 2025

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